SECURITIES AND EXCHANGE COMMISSION

	Washington, D.C.  20549

	FORM 8-K/A

	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of
	the Securities Exchange Act of 1934

	Date of Report (Date of earliest event reported):
	February 4, 1997

	WANDERLUST INTERACTIVE, INC.
	(Exact name of registrant as specified in its charter)

	DELAWARE
	(State or other jurisdiction of incorporation)

    0-27828                                      13-3779546
--------------------                      -----------------------
(Commission File No.)                     (IRS Employer I.D. No.)


462 Broadway
New York, New York                                    10013
---------------------------------------             ------------
(Address of principal executive offices)            (Postal Code)

Registrant's telephone number, including area code (212) 965-6700








	Page 1 of 21
Item 7.	Financial Statements and Exhibits.

	(a)	Financial Statements of Businesses Acquired.

	Independent Auditors' Report

Board of Directors and Proprietor
Western Technologies, Inc. and
Smith Engineering (a proprietorship)
Los Angeles, California

We have audited the accompanying combined balance sheet of Western Technologies, Inc. and Smith Engineering (a proprietorship) as of March 31, 1996, and the related combined statements of operations, deficit, and cash flows for each of the two years in the period ended March 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Western Technologies, Inc. and Smith Engineering (a proprietorship) at March 31, 1996, and the combined results of their operations and their cash flows for each of the two years in the period ended March 31, 1996, in conformity with generally accepted accounting principles.

							Drucker, Math & Whitman, P.C.


North Brunswick, New Jersey
March 28, 1997
-2-

                     WESTERN TECHNOLOGIES, INC.
                                 and
                     SMITH ENGINEERING (A PROPRIETORSHIP)
                       	COMBINED BALANCE SHEET
	                           MARCH 31, 1996

                               	ASSETS
Current assets:
   Cash                                                $   265,507
   Accounts receivable, less allowance
    for doubtful accounts, $15,000                         687,528
   Costs and estimated earnings
     in excess of billings on
     uncompleted contracts                                 115,000
                                                           -------
          Total current assets                           1,068,035
                                                        ---------
Property and equipment:
   Automobiles                                              81,754
   Computer equipment                                      859,789
   Electronic equipment                                    126,463
   Other                                                   158,761
                                                         ---------
                                                         1,226,767
   Less accumulated depreciation                          (664,139)
                                                         ---------
                                                           562,628
Other assets:
   Deposits                                                 21,897
                                                         ---------
                                                        $1,652,560
                                                         =========









                      See notes to combined financial statements.
-3-

                     WESTERN TECHNOLOGIES, INC.
                                 and
                     SMITH ENGINEERING (A PROPRIETORSHIP)
                    	COMBINED BALANCE SHEET (Continued)
	                          MARCH 31, 1996

                    	LIABILITIES AND COMBINED DEFICIT
Current liabilities:
   Notes payable, bank                                 $   473,160
   Accounts payable                                        241,176
   Accrued expenses                                        334,552
   Federal corporate income tax payable                      2,788
   Billings in excess of costs and estimated
     earnings on uncompleted contracts                     168,988
   Accrued loss on Vampire project                       1,350,000
                                                        ----------
         Total current liabilities                       2,570,664

Combined deficit                                          (918,104)
                                                         ---------
                                                        $1,652,560
                                                         =========

                        See notes to combined financial statements.
-4-

                     WESTERN TECHNOLOGIES, INC.
                                 and
                     SMITH ENGINEERING (A PROPRIETORSHIP)
                     COMBINED STATEMENTS OF OPERATIONS
	                    YEARS ENDED MARCH 31, 1996 AND 1995

                                    1996                  1995                                         ----                  ----
Revenues:
   Development contracts         $ 3,874,848          $ 3,537,438
   Royalties                         674,810            2,343,587
                                   ---------            ---------
                                   4,549,658            5,881,025
                                   ---------            ---------
Costs and expenses:
   Cost of development
     contracts                     3,019,316            3,758,863
   Provision for loss
     on Vampire project            1,708,000                 -
   Research and development           71,655              241,980
General and administrative         1,361,710              974,453
                                   ---------            ---------
                                   6,160,681            4,975,296
                                   ---------            ---------
Income (loss) before
   income taxes                   (1,611,023)             905,729
                                  ----------            ---------
Income taxes:
   Corporate                          18,138               29,380
   Pro forma on proprietor-
     ship (benefit)                 (375,000)             375,000
                                  ----------            ---------
                                    (356,862)             404,380
                                  ----------            ---------
Net income (loss)                $(1,254,161)          $  501,349
                                  ==========             ========
Per share data:
Net income (loss) per share          ($11.40)              $4.56
                                  ==========             ========
Weighted average shares
   outstanding                       110,000              110,000
                                  ==========             ========

                  See notes to combined financial statements.
-5-

                       WESTERN TECHNOLOGIES, INC.
                                 and
                       SMITH ENGINEERING (A PROPRIETORSHIP)
                        	COMBINED STATEMENTS OF DEFICIT
	                     YEARS ENDED MARCH 31, 1996 AND 1995



                                Additional              Proprietor's    Combined
                       Common   paid-in     Retained      equity         balance
                       stock*   capital     earnings    (deficit)      (deficit)
                       -----    --------    --------    ---------      ---------
Balance,
  April 1, 1994      $1,100    $46,585     $448,583    $577,614     $1,073,882

Net income (loss),
  year ended
  March 31, 1995                            (61,137)    562,486        501,349

Withdrawals                                            (830,102)      (830,102)

Pro forma taxes
   adjustment                                            375,000       375,000
                      ------     ------     --------     -------       -------
Balance,
   March 31, 1995      1,100    46,585      387,446      684,998     1,120,129

Net loss,
 year ended
 March 31, 1996                             (46,001)   (1,208,160)  (1,254,161)

Withdrawals                                              (409,072)    (409,072)

Pro forma taxes
   adjustment                                            (375,000)    (375,000)
                     -----       ------     --------     --------      -------
Balance (deficit),
   March 31, 1996   $ 1,100    $ 46,585     $341,445  ($1,307,234)   ($918,104)


* Common stock, $.01 par value; authorized, 250,000 shares; issued and outstanding, 110,000 shares.
-6-

                       WESTERN TECHNOLOGIES, INC.
                                 and
                       SMITH ENGINEERING (A PROPRIETORSHIP)

                       COMBINED STATEMENTS OF CASH FLOWS
                      	YEARS ENDED MARCH 31, 1996 AND 1995

                                                  1996            1995
                                                  ----            ----
Cash flows from operating activities:
   Net income (loss)                          $(1,254,161)       $501,349
   Adjustments to reconcile net income
    (loss) to net cash provided by
    operating activities:
     Depreciation                                 188,761         135,582
     Pro forma taxes on proprietorship           (375,000)        375,000
     Allowance for loss on Vampire project      1,350,000            -
     Changes in assets/liabilities:
       Accounts receivable                       (425,659)         65,009
       Costs and estimated earnings
         in excess of billings on
         uncompleted contracts                     34,385        (149,385)
       Other assets                               (10,162)          8,365
       Accounts payable                           225,839         (55,454)
       Accrued expenses                           202,369          25,429
       Federal corporate income tax payable       (10,302)         15,695
       Billings in excess of costs and estimated
         earnings on uncompleted contracts         87,646        (122,576)
                                                  -------         -------
            Net cash provided by operating
               activities                          13,716         799,014
                                                  -------         -------
Cash flows from investing activities:
   Purchases of property and equipment           (242,081)       (124,060)
                                                  -------         -------
           Net cash used in investing
              activities                         (242,081)       (124,060)
                                                  -------         -------



-7-                     See notes to combined financial statements.

                       WESTERN TECHNOLOGIES, INC.
                                 and
                       SMITH ENGINEERING (A PROPRIETORSHIP)

                       COMBINED STATEMENTS OF CASH FLOWS
	                      YEARS ENDED MARCH 31, 1996 AND 1995
                                 (Continued)



                                                  1996            1995
                                                  ----            ----
Cash flows from financing activities:
   Proceeds from notes payable                    458,354         200,000
   Repayments of notes payable                   (376,584)        (18,787)
   Proprietor drawings                           (409,072)       (830,102)
                                                  -------         -------
           Net cash used in financing
              activities                         (327,302)       (648,889)

Net increase (decrease) in cash                  (555,667)         26,065
   Cash at beginning of year                      821,174         795,109
                                                 --------         -------
   Cash at end of year                           $265,507       $ 821,174
                                                  =======         =======
Supplemental disclosures of cash
  flow information:
   Cash paid during the year for:
      Interest                                 $  60,615        $  58,402
      Income taxes                             $  28,440        $  13,685

Non-cash transactions, liabilities assumed
  in connection with the purchase of equipment $  56,498         $150,000



-8-                 See notes to combined financial statements.

                WESTERN TECHNOLOGIES, INC.
                              and
               SMITH ENGINEERING (A PROPRIETORSHIP)

               NOTES TO COMBINED FINANCIAL STATEMENTS
	               YEARS ENDED MARCH 31, 1996 AND 1995



1.	Basis of presentation, business activity and summary of significant accounting policies:

	Basis of presentation:

	The combined financial statements include the accounts and transactions of Western Technologies, Inc. ("Western") and Smith Engineering ("Smith"), a sole proprietorship, both owned by Jay Smith, III ("Mr. Smith").
Adrenalin Entertainment, Inc. ("Adrenalin") is owned by Mr. Smith and
Evolution Interactive, Inc. ("Evolution") is 50 per cent owned by Mr.
Smith. Adrenalin and Evolution have had insignificant or no transactions and are not included in these financial statements. Any personal assets or liabilities of Mr. Smith are not included in these financial statements. Collectively, Western and Smith are referred to as the "Company".
Intercompany transactions and balances have been eliminated.

	Business activity:

	The Company is engaged in the invention and development
(including engineering and software development) of electronic designs, technology, and software, principally for toys and electronic games.
The Company licenses or sells inventions, designs, and software to independent manufacturers and publishers. Such manufacturers and publishers generally pay advanced royalties or development fees and may pay additional royalties based on products sold. The Company also provides product development services to manufacturers. The Company is located in Southern California.

	The Company's customers are concentrated in the toy and electronic entertainment industries. These industries are characterized by rapid changes in technology and customer preferences.
-9-

                WESTERN TECHNOLOGIES, INC.
                              and
               SMITH ENGINEERING (A PROPRIETORSHIP)
               NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
	                YEARS ENDED MARCH 31, 1996 AND 1995

1. 	Basis of presentation, business activity and summary of significant accounting policies:
	(continued)

	Use of estimates:

	The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts and disclosures reported therein.
Due to the inherent uncertainty involved in making estimates, actual results reported in future periods may be based upon amounts which differ from those estimates.

	Development contract revenue and cost recognition:

	Revenues from fixed-price and modified fixed-price development contracts are recognized on the percentage-of-completion method measured by the percentage that costs incurred to date bear to total estimated costs. A contract is considered complete when all costs, except insignificant items, have been incurred.

	Contract costs include all direct labor, subcontractor and other costs and those indirect costs related to contract performance, such as indirect salaries, employee benefits, insurance, and payroll taxes.

	Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, customer acceptance of work done, technological developments and estimated profitability may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

	The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts", represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts", represents billings in excess of revenues recognized.
-10-

                WESTERN TECHNOLOGIES, INC.
                              and
               SMITH ENGINEERING (A PROPRIETORSHIP)
               NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
	                YEARS ENDED MARCH 31, 1996 AND 1995

1.	Basis of presentation, business activity and summary of significant accounting policies: (continued)

	Royalty revenue:

	Royalties earned by the Company are generally reported by the licensees on a calendar quarter basis. The Company recognizes royalty revenue when received.

	Property and equipment and depreciation:

	Property and equipment are stated at cost. Depreciation is provided by various methods over the estimated useful lives of the related assets, predominantly from 5 to 7 years.

	Earnings (loss) per share:

	Earnings (loss) per share are based on 110,000 average shares outstanding during each year.

	Cash and cash equivalents:

	The Company considers highly liquid investments with an original maturity of three months or less to be cash and cash equivalents.

	Income taxes:

	Smith, as a sole proprietorship, is taxed on a combined basis with Mr. Smith. A pro forma amount for income taxes (or benefit) applicable to income (or loss) of Smith, calculated at a 40% tax rate, is included in the combined statements of operations and offset by a pro forma adjustment in the combined statements of deficit. Western files its tax return on the cash basis. Deferred taxes are not provided for the differences between amounts of assets and liabilities for financial statement reporting purposes and such amounts as measured by tax returns filed as the deferred taxes would not be significant to the financial presentation.

                WESTERN TECHNOLOGIES, INC.
                              and
               SMITH ENGINEERING (A PROPRIETORSHIP)

               NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
	                 YEARS ENDED MARCH 31, 1996 AND 1995


2.	Accounts receivable:
                                       March 31, 1996
                                       --------------
Completed contracts                      $   325,350
Contracts in progress                        247,644
Other                                        129,534
                                             -------
                                             702,528
Less allowance for doubtful accounts          15,000
                                             -------
                                         $   687,528
                                             =======

3.	Billings in excess of costs and estimated earnings on uncompleted contracts:

Costs incurred                                  $1,372,754
Estimated earnings                                 388,258
                                                 ---------
                                                 1,761,012
Less billings to date                           (1,815,000)
                                                 $ (53,988)

Included in the accompanying combined balance sheet under the following:

Costs and estimated earnings in excess of
  billings on uncompleted contracts            $  115,000
Billings in excess of costs and estimated
  earnings on uncompleted contracts              (168,988)
                                                 --------
                                               $ ( 53,988)
                                                 ========

                WESTERN TECHNOLOGIES, INC.
                              and
               SMITH ENGINEERING (A PROPRIETORSHIP)

               NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
	                YEARS ENDED MARCH 31, 1996 AND 1995




4.	Notes payable, bank:

Note payable, $150,000, due on demand, being paid in 36
monthly installments of $4,167 plus accrued interest.
Interest rate is the bank index rate plus 2%.  Bank index
rate was 8.25% at March 31, 1996.                          $ 83,328

Note payable, $100,000, due on demand, being paid in 36
monthly installments of $2,780 plus accrued interest.
Interest rate is the bank index rate plus 2%.                77,760

Note payable, $150,000, due on demand, being paid in 36
monthly installments of $4,864, which includes principal
and interest at the bank index rate plus 2%.                112,072

Revolving loan, up to $250,000.  The outstanding balance
is due upon demand, no later than January 15, 1998.
Payment of accrued interest is due monthly at the bank
index rate plus 1.5%.                                      200,000
                                                           -------
                                                          $473,160
                                                           =======

	The above loans are secured by a blanket lien on all assets, and are personally guaranteed by Mr. and Mrs. Smith.

                WESTERN TECHNOLOGIES, INC.
                              and
               SMITH ENGINEERING (A PROPRIETORSHIP)

               NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
	               YEARS ENDED MARCH 31, 1996 AND 1995


5.	Concentration of credit risk and major customers:


	The Company deals with a relatively small number of customers which account for the vast majority of revenues and receivables.

	At March 31, 1996, five customers accounted for 79% of the accounts receivable; these customer balances ranged from 20% to 13% of total receivables.

	For the years ended March 31, 1996 and 1995, the customers listed below accounted for 10 per cent or more of revenue:


                          March 31, 1996           March 31, 1995
                          --------------           --------------
Customer "A"                    -                       15%
Customer "B"                    -                       10%
Customer "C"                   29%                       -
Customer "D"                   12%                       -
Customer "E"                   11%                       -

6.	Commitments:

	The Company is obligated under a noncancellable lease agreement for a production and office facility for minimum monthly payments of $13,801 through January 31, 1999. The lease provides for two one-year renewal options. The Company is obligated to pay its proportionate share of the property taxes, insurance, and operating costs in connection with the operation and maintenance of the facility. Rent expense for the fiscal years ended March 31, 1996 and 1995 was $144,000 and $141,000, respectively.

	Minimum rental commitments are; 1997, $165,610; 1998, $165,610;
1999, $138,010.

                WESTERN TECHNOLOGIES, INC.
                              and
               SMITH ENGINEERING (A PROPRIETORSHIP)

               NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
               	 YEARS ENDED MARCH 31, 1996 AND 1995



7.	Accrued loss on Vampire contract:

	In 1994, the Company entered into a fixed price contract to develop an interactive game for a publisher who had licensed the game property
"Vampire: The Masquerade".  The game was to be constructed on the PC
CD ROM platform. At that time, the game design and the technology represented an advance that had not been previously used by the Company. During the development, the specifications required for the game design changed substantially, requiring a much more powerful and elaborate game than initially proposed.

	Under the terms of the contract with the publisher, the Company was to receive non-refundable advance royalties, to be paid in installments based on achievement of milestones as the work progressed, totaling
$700,000. In addition, the Company was to receive additional earned royalties, based on 16% of the publisher's wholesale sales of the completed game, to the extent that such earned royalties exceed advance royalties. Mr. Smith is personally responsible for the Company's obligations under the contract with the publisher.

	As of March 31, 1996, the Company estimated that its total cost to develop the game would total $2,408,000 and would exceed total advance royalties provided under the contract by $1,708,000.
A liability which represents the excess which is expected to be incurred in subsequent periods has been reflected in the Company's balance sheet at March 31, 1996 in the amount of $1,350,000. It is reasonably possible that a change in estimate will occur in the near term.

               WESTERN TECHNOLOGIES, INC.
                              and
               SMITH ENGINEERING (A PROPRIETORSHIP)

               NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
	                  YEARS ENDED MARCH 31, 1996 AND 1995


8. 	Subsequent event:

	The Company, Mr. Smith and Wanderlust Interactive, Inc. ("Wanderlust") entered into an acquisition agreement on December 30, 1996, which acquisiton closed on February 4, 1997. The agreement provides for the sale of 100% of the outstanding shares of stock of Western and certain assets of Smith in exchange for 800,000 shares of Wanderlust stock.
An additional 600,000 shares of Wanderlust stock may be issued if certain events transpire. These events relate to Wanderlust's obtaining additional equity capital. As part of the acquisition, a license agreement was entered into between Western and Mr. Smith whereby Mr. Smith granted to Western the exclusive right to use and market patents and license agreements owned by Mr.
Smith. The license agreement provides that 75% of the revenues from such patents and licenses will be retained by Western and 25% will be retained by Mr. Smith until Mr. Smith receives an aggregate revenue from such patents and licenses of $2,000,000, at which time no further revenue will inure to Mr. Smith.

	In December 1996, the Company borrowed $230,000 from Wanderlust. From January 1, 1997 through March 21, 1997, an additional $548,000 was borrowed. These borrowings are non-interest bearing.

Pro Forma Financial Information:

	On February 4, 1997 Wanderlust Interactive, Inc. ("Wanderlust") closed on an acquisition agreement with Western Technologies, Inc. ("Western") and Mr. Jay Smith, owner of certain patents and trademarks. The agreement provides for the sale of 100% of the outstanding shares of Western, and the patents and trademarks owned by Mr. Smith to Wanderlust in exchange for 800,000 shares of Wanderlust common stock. Wanderlust may issue an additional 600,000 shares of stock if certain events transpire. These events relate to Wanderlust's obtaining additional equity capital. The proforma financial information presents the financial condition as of December 31, 1996 and the results of operations for the year ended June 30, 1996 and the six months ended December 31, 1996, as if the acquisition had occurred on July 1, 1995. In management's opinion, the unaudited proforma financial information is not necessarily indicative of the actual results that would have occurred, had the acquisition been consummated on July 1, 1995.

                                    Condensed Balance Sheet
                                       December 31, 1996

                              Wanderlust          Western          Pro forma       Pro forma
                            Historical (1)     Historical (2)     Adjustments       Results
                            ==============     ==============     ===========      =========
Cash and cash equivalents      $2,281,672       $    22,592                      $2,304,264
Other current assets              127,441           381,126                         508,567
                                ---------        ----------       -----------     ---------
  Total current assets          2,409,113           403,718                       2,812,831
Fixed assets, net                 452,499           616,403                       1,068,902
License rights, advance
 royalty                          293,998                                           293,998
Patents and trademarks, net                                      $2,737,363(3)    2,737,363
Goodwill                                                          1,352,579(3)    1,352,579
Other assets                      276,194            58,548                         334,742
                                ---------        ----------     -----------       ---------
                               $3,431,804        $1,078,669     $4,089,942       $8,600,415
                                =========        ==========     ==========       ==========
Accounts payable and
 accrued expenses                 123,555           533,443                         656,998
Notes payable and
 loans payable                                      555,168                         555,168
Due to shareholder                                  187,625        (107,625)(4)      80,000
Accrued loss on
 Vampire project                                    982,000        (982,000)(5)           0
Convertible debenture
 payable                          507,500                                           507,500
                                ---------         ---------      ----------       ---------
  Total current liabilities       631,055         2,258,236      (1,089,625)      1,799,666
                                ---------         ---------      ----------       ---------
-18-     Footnotes on next page

                                        Condensed Balance Sheet
                                       December 31, 1996 (Cont.)


                              Wanderlust          Western          Pro forma       Pro forma
                            Historical (1)     Historical (2)     Adjustments       Results
                            ==============     ==============     ===========      =========
Capital stock                      37,637                             8,000(3)        45,637
Additional paid in
 capital                        7,216,348                          3,992,000(3)    11,208,348
Accumulated deficit            (4,453,236)     (1,179,567)          982,000(5)
                                                                    107,625(4)
                                                                     89,942(3)
                                                                                  (4,453,236)
                                ---------       ---------         ---------        ---------
                                2,800,749      (1,179,567)        5,179,567        6,800,749
                                ---------       ---------         ---------        ---------
                               $3,431,804      $1,078,669        $4,089,942       $8,600,415
                                =========       =========         =========        =========

(1)  Per Wanderlust 10-QSB, December 31, 1996

(2)  Per Western's unaudited financials, September 30, 1996.

(3)  Allocation of cost of acquisition to assets acquired.

(4)  To adjust to promissory note dated February 4, 1997.

(5) 	Accrued loss on Vampire project, a liability of Smith sole
     proprietorship, not included in acquisition.
-19-

                             Condensed Statements of Operations
                         For the six months ended December 31, 1996

                              Wanderlust          Western        Pro forma       Pro forma
                            Historical (1)     Historical (2)   Adjustments       Results
                            ==============     ==============   ===========      =========
Revenue                        $  294,387      $1,858,904                      $2,153,291
                                ---------       ---------       ---------       ---------
Cost of revenue                    50,042         859,902      $  342,170(3)    1,252,114
Research and development        1,524,720                                       1,524,720
Selling, general and
 administrative                   855,002         873,000          16,907(4)    1,744,909
Interest income, net              (38,965)                                        (38,965)
                                ---------       ---------       ---------       ---------
                                2,390,799       1,732,902         359,078       4,482,779
                                ---------       ---------       ---------       ---------
Net loss                      ($2,096,412)     $  126,002       ($359,078)    ($2,329,488)
                                =========       =========        ========       =========
Weighted average shares
 outstanding                    3,763,719                                       4,563,719(5)
                                =========       =========        ========       =========
Net loss per common
 share                              (0.56)                                         ($0.51)
                                =========                                       =========

(1)  Per Wanderlust's 10-QSB, December 31, 1996.
(2)  Per Western's unaudited financials, September 30, 1996.
(3) Amortization of patents and trademarks for six months, assuming a 4 year life.
(4)  Amortization of goodwill for six months, assuming a 40 year life.
(5)  Adjusted for 800,000 shares issued.
-20-

                             Condensed Statements of Operations
                              For the year ended June 30, 1996

                              Wanderlust          Western          Pro forma       Pro forma
                            Historical (1)     Historical (2)     Adjustments       Results
                            ==============     ==============     ===========      =========
Revenue                       $   50,000       $4,549,658                       $4,599,658
                               ----------       ---------          ----------    ---------
Cost of revenue                                 4,727,316         $684,341(3)    5,411,657
Research and development       1,274,183           71,655                        1,345,838
Selling, general and
 administrative                  859,546        1,361,710           33,814(4)    2,255,070
Interest income, net             (48,149)                                          (48,149)
Income tax benefit                               (356,862)         356,862(5)            0
                               ---------        ---------        ---------       ---------
                               2,085,580        5,803,819        1,075,017       8,964,416
                               ---------        ---------        ---------       ---------
Net loss                     ($2,035,580)     ($1,254,161)     ($1,075,017)    ($4,364,758)
                               =========        =========        =========       =========
Weighted average shares
 outstanding                   2,825,802                                         3,625,802(6)
                               =========        =========        =========       =========
Net loss per common
 share                            ($0.72)                                           ($1.20)
                               =========        =========        =========       =========

(1)  Per Wanderlust's 10-KSB, June 30, 1996.
(2)  Per Western's audited March 31, 1996 financial statements.
(3) Amortization of patents and trademarks for one year, assuming a 4 year life.
(4)  Amortization of good will for one year, assuming a 40 year life.
(5)  Eliminate income tax benefit.
(6)  Adjusted for 800,000 shares issued.

                             SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WANDERLUST INTERACTIVE, INC.

                                    By: s/ Catherine Winchester
                                        ----------------------
                                        Catherine Winchester,
                                          President

April 15, 1997




























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